UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 1, 2009

COMPUTER TASK GROUP, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

NEW YORK

(State or Other Jurisdiction of Incorporation)

1-9410	16-0912632
(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209
(Address of Principal Executive Offices)	(Zip Code)

(716) 882-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 1, 2009, the Registrant announced that it had entered into a stock repurchase agreement in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 attached hereto. This information is furnished and not filed.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press release dated October 1, 2009 announcing extension of stock repurchase agreement in accordance with Rule 10b5-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: October 1, 2009	By:	/S/ PETER P. RADETICH
	Name:	Peter P. Radetich
	Title:	Senior Vice President & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated October 1, 2009 announcing extension of stock repurchase agreement in accordance with Rule 10b5-1.